UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2018

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Osiris Therapeutics, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders on June 26, 2018 (the “Annual Meeting”).  Of the 34,525,886 shares of common stock outstanding as of the record date of the Annual Meeting, May 7, 2018, 24,528,346 shares, or 71.0% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Eight proposals were submitted to the stockholders and approved at the Annual Meeting.  The proposals are described in detail in our previously filed Proxy Statement for the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

PROPOSAL NO. 1: AMENDMENT OF THE COMPANY’S CHARTER

Proposal No. 1.A: Approval of Amendment to Articles of Incorporation, as amended and supplemented (the “Charter”) to Permit the Removal of Directors Without Cause.  The stockholders voted to approve the amendment to the Charter to permit the removal of directors without cause, as follows:

FOR	20,150,475
AGAINST	121,148
ABSTAIN	35,261
BROKER NON-VOTES	4,221,462

Proposal No. 1.B: Approval of Amendment to Charter to Decrease the Number of Authorized Shares.  The stockholders voted to approve the amendment to the Charter to decrease the number of authorized shares of common stock and preferred stock, as follows:

FOR	24,246,963
AGAINST	181,047
ABSTAIN	100,335
BROKER NON-VOTES	1

PROPOSAL NO. 2: AMENDMENT AND RESTATEMENT OF THE COMPANY’S BYLAWS

Proposal No. 2.A: Approval of Amendment to Bylaws to Remove the Annual Meeting Date Requirement. The stockholders voted to approve an amendment to the Bylaws to remove the requirement that our annual meetings of stockholders be held within six months of fiscal year-end, as follows:

FOR	16,509,079
AGAINST	3,790,118
ABSTAIN	7,687
BROKER NON-VOTES	4,221,462

Proposal No. 2.B: Approval of Amendment to Bylaws to Require Majority Voting in Uncontested Elections of Directors. The stockholders voted to approve an amendment to the Bylaws to require majority voting in uncontested elections of directors, as follows:

FOR	20,226,755
AGAINST	78,663
ABSTAIN	1,467
BROKER NON-VOTES	4,221,461

Proposal No. 2.C: Approval of Amendment to Bylaws to Amend Advance Notice Provisions for Director Nominations and Stockholders Proposals. The stockholders voted to approve an amendment to the Bylaws to amend the advance notice provisions for director nominations and stockholder proposals, as follows:

FOR	19,837,785
AGAINST	455,069
ABSTAIN	14,029
BROKER NON-VOTES	4,221,463

Proposal No. 2.D: Approval of Amendment to Bylaws to Require Stockholder Ratification of Director Compensation. The stockholders voted to approve an amendment to the Bylaws to require stockholder ratification of director compensation, as follows:

FOR	20,275,136
AGAINST	25,132
ABSTAIN	6,617
BROKER NON-VOTES	4,221,461

Proposal No. 2.E: Approval of Amendment to Bylaws to Extend the Timeframe for Fixing Record Date. The stockholders voted to approve an amendment to the Bylaws to extend the timeframe for which our Board of Directors may fix a record date from 60 days to 90 days, as follows:

FOR	20,061,417
AGAINST	232,423
ABSTAIN	13,043
BROKER NON-VOTES	4,221,463

Proposal No. 2.F: Approval of Amendment to Bylaws to Implement Permissive Provisions, Rather than Mandatory, Provisions regarding the Advancement of Certain Legal Expenses of Executive Officers. The stockholders voted to approve an amendment to the Bylaws to implement permissive, rather than mandatory, provisions related to the advancement of expenses of executive officers in certain legal proceedings, as follows:

FOR	20,224,119
AGAINST	53,530
ABSTAIN	29,235
BROKER NON-VOTES	4,221,462

Proposal No. 2.G: Approval of Amendment to Bylaws to Delete Sections of the By-laws that are Unnecessary or No Longer Applicable and Make Immaterial Revisions. The stockholders voted to approve an amendment to the Company’s bylaws to delete sections of the bylaws that are unnecessary or no longer applicable and make immaterial revisions consistent with Maryland corporate law, as follows:

FOR	20,280,741
AGAINST	14,848
BSTAIN	11,296
BROKER NON-VOTES	4,221,461

PROPOSAL NO. 3: ELECTION OF DIRECTORS

Peter Friedli, Uwe Sommer, Thomas Knapp, David White, and Willi Miesch were each elected to serve as a member of the Board of Directors until the 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualified, as follows:

DIRECTOR	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES
Peter Friedli	20,150,786	156,099	4,221,461
Uwe Sommer	20,178,335	128,550	4,221,461
Thomas Knapp	20,194,700	112,185	4,221,461
David White	20,194,700	112,185	4,221,461
Willi Miesch	20,196,686	110,199	4,221,461

PROPOSAL NO. 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The stockholders voted to approve, on a non-binding, advisory basis, the executive compensation paid by the Company, as follows:

FOR	20,157,059
AGAINST	111,628
ABSTAIN	38,197
BROKER NON-VOTES	4,221,462

PROPOSAL NO. 5: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

The stockholders recommended, on a non-binding, advisory basis, the frequency of the advisory vote related to the executive compensation paid by the Company, as follows:

FOR EVERY YEAR	20,131,853
FOR EVERY TWO YEARS	95,299
FOR EVERY THREE YEARS	50,892
ABSTAIN	28,841
BROKER NON-VOTES	4,221,461

PROPOSAL NO. 6: RATIFICATION OF DIRECTOR COMPENSATION

The stockholders voted to approve the ratification of the compensation of the Company’s directors, as follows:

FOR	19,768,792
AGAINST	478,640
ABSTAIN	59,452
BROKER NON-VOTES	4,221,462

PROPOSAL NO. 7: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified, as follows:

FOR	24,440,702
AGAINST	68,746
ABSTAIN	18,897
BROKER NON-VOTES	1

PROPOSAL NO. 8: APPROVAL OF THE OSIRIS THERAPEUTICS, INC. 2018 LONG-TERM INCENTIVE PLAN

The stockholders voted to approve a long-term cash-based incentive compensation program, the Osiris Therapeutics, Inc. 2018 Long-term Incentive Plan, as follows:

FOR	20,146,398
AGAINST	146,905
ABSTAIN	13,581
BROKER NON-VOTES	4,221,462

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: June 28, 2018	By:	/s/ JOEL ROGERS
Joel Rogers
Interim Chief Financial Officer